Exhibit 99.2 Piedmont Natural Gas Announces Executive Management Changes

CHARLOTTE, N.C., April 13 /PRNewswire-FirstCall/ — Piedmont Natural Gas
(NYSE: PNY) Chairman, President and CEO Thomas E. Skains today announced several changes in the Company’s executive management team:

Mr. Ray B. Killough, Senior Vice President — Utility Operations is retiring from the Company effective May 1, 2006 after 33 years of service. Mr. Killough has held numerous positions of leadership at Piedmont beginning with his first role as Supervisor of Piedmont’s Charlotte area LNG facility, progressing to the position of Vice President of Engineering and then finally to his current position as the senior officer overseeing the company’s wide- ranging utility operations in North Carolina, South Carolina and Tennessee.
Mr. Killough has received numerous honors and awards throughout his career at
Piedmont, the latest one being the American Gas Association’s (AGA) Platinum
Merit Award — the highest achievement award given by the AGA as part of it’s
Award of Merit Program. Mr. Killough has also taken an active role in community leadership, serving previously as the Mayor of Indian Trail, North Carolina and currently serving as a member of the Indian Trail Town Council.
Commenting on Mr. Killough’s retirement, Mr. Skains said:

“Ray has served our company and, indeed, our industry in an exemplary fashion.
His industry expertise, company leadership and community involvement have served as a great example to our employees. We appreciate the many contributions he has made in building Piedmont into a large and successful gas utility, and wish him the very best in retirement.”
Mr. Kim R. Cocklin, Piedmont’s Senior Vice President, General Counsel and Chief
Compliance Officer has accepted an executive leadership position with Atmos
Energy (NYSE: ATO) in Dallas, Texas and will be leaving the Company effective
May 1, 2006. Mr. Cocklin joined Piedmont in February, 2003 after serving as
Senior Vice President of Planning, Rates and Regulatory, and Business
Development for Williams Gas Pipeline in Houston, Texas.
“Kim has made many positive and significant contributions to the growth and success of Piedmont in the very short time he was here and we will greatly miss his leadership and management style. We are excited for him and wish him the very best in his new position with Atmos that is so rich with top level leadership opportunities,” commented Piedmont CEO Tom Skains.
Mr. Richard A. Linville, Vice President of Human Resources is also retiring from Piedmont effective May 1, 2006. Mr. Linville was a member of the Company’s senior leadership team and has been with Piedmont since 1997. Prior to joining
Piedmont, Mr. Linville was Vice President of Human Resources for Harriet &
Henderson Yarns, Inc.
In his role as Piedmont’s chief human resources officer, Mr. Linville was instrumental in developing programs and initiatives that better aligned employee accountabilities and goals with the strategic goals of the Company.
The Company’s Mission, Values and Performance (MVP) and Piedmont Pride programs were key components in establishing a healthy, high performance corporate culture at the company.
“Richard’s leadership to the organizational health of Piedmont has greatly contributed to our operational and financial performance. He has set into motion effective, internal programs for our employees that will ultimately shape our success for many years to come. We wish him every success in his retirement and gratefully acknowledge his positive impact on the company,”
remarked Mr. Skains.
Mr. Kevin M. O’Hara, Vice President of Business Development and Ventures at
Piedmont has been promoted to the newly created position of Senior Vice
President of Corporate and Community Affairs. In his new role, Mr. O’Hara will be responsible for the Company’s Community and Legislative Affairs, Corporate
Communications and Human Resources and will report directly to Piedmont CEO Tom
Skains.
On Mr. O’Hara’s promotion, Mr. Skains said, “Over the course of Kevin’s 19 year career at Piedmont Natural Gas, he has proven himself an effective, analytical leader with superb communications skills. I am excited about his new and expanded role on Piedmont’s Senior Executive Management Team.”
Prior to his promotion, Mr. O’Hara was responsible for Piedmont’s business development and non-utility joint ventures including SouthStar Energy Services,
Pine Needle LNG Company, Cardinal Pipeline Company, and Hardy Storage Company.
Mr. O’Hara currently serves as a member of the Company’s senior leadership team and has been with Piedmont since 1987.
Mr. Michael H. Yount, has accepted a position with Piedmont as Senior Vice
President — Utility Operations effective April 17, 2006, reporting directly to
Piedmont CEO Tom Skains and succeeding Ray B. Killough who is retiring from the
Company.
Michael was formerly a Vice President and Consultant for the Senn-Delaney
Leadership Consulting Group. Prior to his involvement with Senn-Delaney,
Michael had an extensive background within the natural gas industry with
Williams/Transco (formerly Transcontinental Gas Pipe Line Corporation). Michael
held several management positions at Williams/Transco including project development, sales and marketing, customer service, engineering and construction and business process improvement functions.
Michael received his Bachelor of Mechanical Engineering degree from The Georgia
Institute of Technology with highest honors and currently resides in Knoxville,
Tennessee where he is active on the Board of the YMCA. Michael and his wife
Jean will be relocating to Charlotte from Knoxville.
Ms. Jane Lewis-Raymond, has accepted a position with Piedmont as Vice President and General Counsel and will report directly to Piedmont CEO Tom Skains. Ms.
Lewis-Raymond will be joining Piedmont effective April 27, 2006.
Ms. Lewis-Raymond comes to Piedmont from the American Gas Association (AGA)
where she is Vice President of Regulatory Affairs. Ms. Lewis-Raymond has also previously served as AGA’s Senior Managing Counsel and Director of Regulatory
Affairs where she was responsible for formulating and representing AGA’s positions before the Federal Energy Regulatory Commission (FERC). In her
current position with AGA, Ms. Lewis-Raymond is also responsible for the association’s state regulatory outreach efforts. Prior to joining AGA, she was associated with the Washington, D.C. office of Morgan, Lewis & Bockius where she represented the interest of natural gas distribution companies before FERC,
Congress and the appellate courts.
In her new position with Piedmont, Ms. Lewis-Raymond will oversee the Company’s legal affairs and the responsibilities of the Corporate Secretary and serve as the Company’s Chief Compliance Officer. Ms. Lewis-Raymond is a Phi Beta Kappa
graduate of the University of Maryland and graduated with honors from the
University of Maryland School of Law. Ms. Lewis-Raymond is an active
Triathalete and is an active volunteer with the Audubon Society. She and her husband, Tom, and young son will be relocating to Charlotte from Washington,
D.C.
Commenting on the additions of Michael Yount and Jane Lewis-Raymond to
Piedmont’s executive management team, Skains said, “The addition of these talented and experienced individuals to our leadership team is a huge gain for
Piedmont and will contribute greatly to our future success. Michael and Jane bring a wealth of talent, experience and energy to our organization and they will play major roles in shaping our healthy, high performance culture with effective leadership.”
About Piedmont Natural Gas
Piedmont Natural Gas is an energy services company primarily engaged in the distribution of natural gas to 990,000 residential, commercial and industrial utility customers in North Carolina, South Carolina and Tennessee, including
61,000 customers served by municipalities who are wholesale customers. Our subsidiaries are invested in joint venture, energy-related businesses, including unregulated retail natural gas marketing, interstate natural gas storage and intrastate natural gas transportation. More information about
Piedmont Natural Gas is available on the Internet at http://www.piedmontng.com.
 SOURCE Piedmont Natural Gas 04/13/2006
/CONTACT: David Trusty of Piedmont Natural Gas, +1-704-731-4391, or
+1-704-507-6393, or david.trusty@piedmontng.com/
/Web site: http://www.piedmontng.com /(PNY ATO)

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Piedmont Natural Gas’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual
Report or Form 10-K for the most recently ended fiscal year.